Federated Hermes International Leaders Fund
Portfolio of Investments
February 28, 2025 (unaudited)
Shares			Value in U.S. Dollars
		COMMON STOCKS—95.1%
		Australia—0.4%
1,113,719		Glencore PLC	$ 4,444,791
		Belgium—1.3%
159,509		Anheuser-Busch InBev SA/NV	9,555,352
36,229		UCB SA	6,888,398
		TOTAL	16,443,750
		China—2.1%
95,013		Alibaba Group Holding Ltd., ADR	12,590,172
287,410	[1]	Prosus N.V.	12,606,232
		TOTAL	25,196,404
		Denmark—1.3%
171,212		Novo Nordisk A/S	15,520,858
		Finland—1.0%
212,497		Kone OYJ, Class B	12,028,849
		France—14.4%
30,387		Air Liquide SA	5,598,674
88,954		Airbus Group SE	15,447,159
338,000	[1,2]	Alstom SA	7,467,777
504,959		AXA SA	19,715,695
276,581		BNP Paribas SA	20,827,115
109,076		Capgemini SE	17,015,061
71,200		Compagnie de St. Gobain SA	7,221,561
24,644		LVMH Moet Hennessy Louis Vuitton SE	17,905,987
53,870		Pernod Ricard SA	5,791,141
126,102		Renault SA	6,571,888
279,067		Sanofi	30,387,656
19,250		Schneider Electric SA	4,754,295
78,722		Thales SA	16,197,250
		TOTAL	174,901,259
		Germany—19.8%
171,570		Daimler Truck Holding AG	7,494,150
1,021,096		Deutsche Telekom AG, Class REG	36,874,670
56,676		Allianz SE	19,471,496
70,763		Bayerische Motoren Werke AG	6,163,998
689,000		Commerzbank AG	14,736,062
366,801		Deutsche Post AG	14,340,667
731,250		E.ON SE	9,327,527
89,386		Heidelberg Materials AG	13,515,657
84,841		Merck KGAA	11,978,320
15,881		Rheinmetall AG	16,916,014
386,978		RWE AG	12,165,869
72,330		SAP SE	19,992,116
183,927		Siemens AG	42,353,753
282,893		Siemens Healthineers AG	15,805,687
		TOTAL	241,135,986
		Hong Kong—2.0%
211,000		AIA Group Ltd., ADR	6,481,920

Shares		Value in U.S. Dollars
	COMMON STOCKS—continued
	Hong Kong—continued
1,904,493	Prudential PLC	$ 17,473,715
	TOTAL	23,955,635
	Ireland—4.0%
140,162	CRH PLC	14,383,236
233,833	Kerry Group PLC	24,618,247
198,587	Smurfit WestRock PLC	10,306,681
	TOTAL	49,308,164
	Italy—1.2%
274,902	UniCredit SpA	14,483,076
	Japan—17.0%
99,000	Advantest Corp.	5,550,372
879,000	Hitachi Ltd.	22,247,098
88,200	Hoya Corp.	10,361,308
237,100	IHI Corp.	13,874,446
55,200	Keyence Corp.	21,992,596
789,400	Mitsubishi Estate Co. Ltd.	11,624,773
1,673,000	Mitsubishi UFJ Financial Group, Inc.	21,350,724
132,900	NEC Corporation	12,926,561
14,400	SMC Corp.	5,220,874
1,032,000	Sony Group Corp.	25,919,138
717,400	Sumitomo Mitsui Financial Group, Inc.	18,189,098
519,100	Sumitomo Mitsui Trust Group, Inc.	13,285,686
723,700	Suzuki Motor Corp.	8,847,703
858,200	Toyota Motor Corp.	15,470,626
	TOTAL	206,861,003
	Netherlands—3.4%
23,733	ASML Holding N.V.	16,849,085
116,859	Heineken N.V.	9,903,654
429,125	Shell PLC	14,404,725
	TOTAL	41,157,464
	Portugal—0.5%
389,000	Galp Energia, SGPS S.A.	6,422,787
	South Korea—0.8%
17,000	Hyundai Electric & Energy System Co. Ltd.	3,820,086
161,208	Samsung Electronics Co. Ltd.	6,022,763
	TOTAL	9,842,849
	Spain—3.0%
3,265,790	Banco Santander, S.A.	21,256,360
437,450	Cellnex Telecom, S.A.	15,712,285
	TOTAL	36,968,645
	Switzerland—6.2%
120,493	Alcon AG	11,171,385
203,704	DSM-Firmenich AG	21,862,853
73,418	Sika AG	18,692,000
673,860	UBS Group AG	23,180,948
	TOTAL	74,907,186
	Taiwan—0.9%
63,653	Taiwan Semiconductor Manufacturing Co. Ltd, ADR	11,491,276
	United Kingdom—15.8%
497,556	Anglo American PLC	14,694,708
119,850	Ashtead Group PLC	7,277,442

Shares		Value in U.S. Dollars
	COMMON STOCKS—continued
	United Kingdom—continued
249,340	AstraZeneca PLC	$ 37,757,486
3,887,089	Barclays PLC	15,414,898
2,758,834	Barratt Redrow PLC	14,945,415
2,258,975	HSBC Holdings PLC	26,622,114
2,641,000	Melrose Industries PLC	21,399,491
1,310,984	National Grid-SP PLC	16,085,858
1,181,785	Natwest Group PLC	7,160,424
3,067,285	Rentokil Initial PLC	15,453,030
166,000	SSE PLC	3,199,979
729,277	Standard Chartered PLC	11,726,139
	TOTAL	191,736,984
	TOTAL COMMON STOCKS (IDENTIFIED COST $950,251,736)	1,156,806,966
	PREFERRED STOCKS—0.5%
	Germany—0.5%
100,100	Dr. Ing. h.c. F. Porsche Aktiengesellschaft (IDENTIFIED COST $8,832,825)	5,858,742
	INVESTMENT COMPANY—3.3%
39,562,134	Federated Hermes Government Obligations Fund, Premier Shares, 4.26%[3] (IDENTIFIED COST $39,562,134)	39,562,134
	TOTAL INVESTMENT IN SECURITIES—98.9% (IDENTIFIED COST $998,646,695)	1,202,227,842
	OTHER ASSETS AND LIABILITIES - NET—1.1%[4]	13,966,196
	NET ASSETS—100%	$1,216,194,038
Transactions with affiliated investment companies, which are funds managed by the Adviser or an affiliate of the Adviser, during the period ended February 28, 2025, were as follows:
Federated Hermes Government Obligations Fund, Premier Shares*
Value as of 11/30/2024	$9,235,944
Purchases at Cost	$125,507,376
Proceeds from Sales	$(95,181,186)
Change in Unrealized Appreciation/Depreciation	$—
Net Realized Gain/(Loss)	$—
Value as of 2/28/2025	$39,562,134
Shares Held as of 2/28/2025	39,562,134
Dividend Income	$177,227

*	All or a portion of the balance/activity for the fund relates to cash collateral received on securities lending transactions.

1	Non-income-producing security.
2	All or a portion of this security is temporarily on loan to unaffiliated broker/dealers.

Fair Value of Securities Loaned	Collateral Received
$552,350	$566,000

3	7-day net yield.
4	Assets, other than investments in securities, less liabilities.
Note: The categories of investments are shown as a percentage of net assets at February 28, 2025.
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■ Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.

■ Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs, or NAV per share practical expedient, as applicable.
■ Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and ask quotations.
■ Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by Federated Global Investment Management Corp. (the “Adviser”).
■ For securities that are fair valued in accordance with procedures established by and under the general supervision of the Adviser, certain factors may be considered, such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer’s financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Adviser’s valuation policies and procedures for the Fund, or if information furnished by a pricing service, in the opinion of the Adviser’s valuation committee (“Valuation Committee”), is deemed not representative of the fair value of such security, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share, and the actual value obtained could be materially different.
Fair Valuation and Significant Events Procedures
Pursuant to Rule 2a-5 under the Investment Company Act of 1940, the Fund’s Board of Directors (the “Directors”) has designated the Adviser as the Fund’s valuation designee to perform any fair value determinations for securities and other assets held by the Fund. The Adviser is subject to the Directors’ oversight and certain reporting and other requirements intended to provide the Directors the information needed to oversee the Adviser’s fair value determinations.
The Adviser, acting through its Valuation Committee, is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation Committee is comprised of officers of the Adviser and certain of the Adviser’s affiliated companies and determines fair value and oversees the calculation of the NAV. The Valuation Committee is also authorized to use pricing services to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services’ policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Adviser. The Directors periodically review the fair valuations made by the Valuation Committee. The Directors have also approved the Adviser’s fair valuation and significant events procedures as part of the Fund’s compliance program and will review any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and ask for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Adviser.
The Adviser has also adopted procedures requiring an investment to be priced at its fair value whenever the Valuation Committee determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment’s value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■ With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■ Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■ Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer’s operations or regulatory changes or market developments affecting the issuer’s industry.
The Adviser has adopted procedures whereby the Valuation Committee uses a pricing service to provide factors to update the fair value of equity securities traded principally in foreign markets from the time of the close of their respective foreign stock exchanges to the pricing time of the Fund. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Adviser. The Directors periodically review fair valuations made in response to significant events.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of February 28, 2025, in valuing the Fund’s assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
International	$30,563,368	$1,126,243,598	$—	$1,156,806,966
Preferred Stocks
International	—	5,858,742	—	5,858,742
Investment Company	39,562,134	—	—	39,562,134
TOTAL SECURITIES	$70,125,502	$1,132,102,340	$—	$1,202,227,842

The following acronym(s) are used throughout this portfolio:
ADR	—American Depositary Receipt